                                                               Exhibit  99.19

                                   UNITED STATES BANKRUPTCY COURT
                                  NORTHERN DISTRICT OF CALIFORNIA


IN RE:  TAL WIRELESS NETWORKS, INC.       CASE NO: 97-58435 MM
                                          -------------------------------

                                          CHAPTER 11
                                          MONTHLY OPERATING REPORT
                                          (GENERAL BUSINESS CASE)

-------------------------------------

                                 SUMMARY OF FINANCIAL STATUS

MONTH ENDED                   March, 2000
                        -------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                               END OF              END OF                AS OF
                                                                               CURRENT             PRIOR               PETITION
2.  ASSET/LIABILITY SUMMARY                                                     MONTH              MONTH                FILING
                                                                                -----              -----               ---------
      Current Assets (Market Value)                                                $121,186           $121,863            $245,867
                                                                          ------------------  -----------------   -----------------
      Total Assets (Market Value)                                                $3,121,186         $3,121,863          $5,665,985
                                                                          ------------------  -----------------   -----------------
      Current Liabilities                                                          $347,974           $329,314                  $0
                                                                          ------------------  -----------------   -----------------
      Total Liabilities                                                          $5,715,009         $5,696,349          $5,467,035
                                                                          ------------------  -----------------   -----------------

                                                                                                                       PETITION
                                                                               CURRENT             PRIOR                DATE TO
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                        MONTH              MONTH               MONTH END
                                                                                -----              -----               ---------
      a. Total Receipts                                                                  $0                 $0            $285,557
                                                                          ------------------  -----------------   -----------------
      b. Total Disbursements                                                           $677               $659            $180,852
                                                                          ------------------  -----------------   -----------------
      c. Excess (Deficiency) of Receipts Over Disbursements (a - b)                   ($677)             ($659)           $104,705
                                                                          ------------------  -----------------   =================
      d. Cash Balance Beginning of Month                                           $121,863           $122,522
                                                                          ------------------  -----------------
      e. Cash Balance End of Month (c + d)                                         $121,186          $ 121,863
                                                                          ==================  =================

4.  POST-PETITION LIABILITIES & RECEIVABLES                                  RECEIVABLES                            LIABILITIES
                                                                             -----------                            -----------
      Balance at End of Previous Month                                                   $0                               $329,314
                                                                          ------------------                      -----------------
      Balance at End of Current Month                                                    $0                               $347,974
                                                                          ------------------                      -----------------

5.  PAST DUE POST-PETITION LIABILITIES
      Balance at End of Previous Month (over 30 days)                                    $0
                                                                          ------------------
      Balance at End of Current Month (over 30 days)                                     $0
                                                                          ------------------

                                                                                               YES                  NO

6.  Are all federal, state, and local taxes current? (if no, attach schedule
    of unpaid items)                                                                     X
                                                                                         -----------------   -----------------
7.  Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
    listing including date of payment, amount of payment and name of payee)                                  X
                                                                                         -----------------   -----------------
8.  Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and
    reason for payment, and name of payee)                                                                   X
                                                                                         -----------------   -----------------
9.  Have any payments been made to professionals? (if yes, attach listing
    including date of payment, amount of payment and name of payee)                                          X
                                                                                         -----------------   -----------------
10. If you answered yes to line 7,8, or 9, were all such payments approved by
    the court?                                                                           N/A
                                                                                         -----------------   -----------------
11. Is the estate insured for replacement cost of assets and for general liability?      N/A
                                                                                         -----------------   -----------------
12. Are U.S. Trustee quarterly fees current?                                             X
                                                                                         -----------------   -----------------

    I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

    Date:  April 17, 2000                                        Richard J Redett
           -------------------------                            ----------------------------------------------------------
                                                                                   Responsible Individual

                                                    BALANCE SHEET
                                              (GENERAL BUSINESS CASE)

                                  FOR THE MONTH ENDED           March, 2000
                                                               ----------------

                                                  ($         )
                                                     --------

         ASSETS

                                                                            FROM SCHEDULES                 MARKET VALUE
                                                                            --------------                 ------------
         CURRENT ASSETS
 1            Cash and cash equivalents - unrestricted                                                           $121,186
                                                                                                   -----------------------
 2            Cash and cash equivalents - restricted                                                                   $0
                                                                                                   -----------------------
 3            Accounts receivable (net)                                         A                                      $0
                                                                                                   -----------------------
 4            Inventory                                                         B                                      $0
                                                                                                   -----------------------
 5            Prepaid expenses                                                                                         $0
                                                                                                   -----------------------
 6            Other:
                     ------------------------------------------------                              -----------------------
 7
              -------------------------------------------------------                              -----------------------

 8                TOTAL CURRENT ASSETS                                                                           $121,186
                                                                                                   -----------------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)
 9            Real property                                                     C                                      $0
                                                                                                   -----------------------
10            Machinery and equipment                                           D                                      $0
                                                                                                   -----------------------
11            Furniture and fixtures                                            D                                      $0
                                                                                                   -----------------------
12            Office equipment                                                  D                                      $0
                                                                                                   -----------------------
13            Leasehold improvements                                            D                                      $0
                                                                                                   -----------------------
14            Vehicles                                                          D                                      $0
                                                                                                   -----------------------
15            Other:                                                            D
                     ------------------------------------------------                              -----------------------
16                                                                              D
              -------------------------------------------------------                              -----------------------
17                                                                              D
              -------------------------------------------------------                              -----------------------
18                                                                              D
              -------------------------------------------------------                              -----------------------
19                                                                              D
              -------------------------------------------------------                              -----------------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                         $0
                                                                                                   -----------------------

         OTHER ASSETS
21            Notes receivable-net of allowances                                                               $3,000,000
              -------------------------------------------------------                              -----------------------
22            Investment-NST                                                                                           $0
              -------------------------------------------------------                              -----------------------
23            Investment-subs                                                                                          $0
              -------------------------------------------------------                              -----------------------
24            Accounts receivable-intercompany net of allowances                                                       $0
              -------------------------------------------------------                              -----------------------

25                TOTAL OTHER ASSETS                                                                           $3,000,000
                                                                                                   -----------------------

26                TOTAL ASSETS                                                                                 $3,121,186
                                                                                                   =======================



      NOTE:
              Indicate the method used to estimate the market value of assets
              (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                          --------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------------------

                                                   LIABILITIES AND EQUITY
                                                  (GENERAL BUSINESS CASE)

                                                       ($         )
                                                          --------



         LIABILITIES                                                           FROM SCHEDULES

            POST-PETITION                                                      --------------
                 CURRENT LIABILITIES
27                Salaries and wages
                                                                                                         -----------------------
28                Payroll taxes
                                                                                                         -----------------------
29                Real and personal property taxes
                                                                                                         -----------------------
30                Income taxes
                                                                                                         -----------------------
31                Notes payable (short term)
                                                                                                         -----------------------
32                Accounts payable (trade)                                         A
                                                                                                         -----------------------
33                Real property lease arrearage
                                                                                                         -----------------------
34                Personal property lease arrearage
                                                                                                         -----------------------
35                Accrued professional fees                                                                            $322,974
                                                                                                         -----------------------
36                Current portion of long-term debt (due within 12 months)
                                                                                                         -----------------------
37                Other:
                                    -------------------------------------------                          -----------------------
38                   Unearned Deposit for legal fees                                                                    $25,000
                     ----------------------------------------------------------                          -----------------------
39
                     ----------------------------------------------------------                          -----------------------

40                TOTAL CURRENT LIABILITIES                                                                            $347,974
                                                                                                         -----------------------

41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         -----------------------

42                TOTAL POST-PETITION LIABILITIES                                                                      $347,974
                                                                                                         -----------------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                Secured claims                                                   E
                                                                                                         -----------------------
44                Priority unsecured claims                                        E                                   $101,776
                                                                                                         -----------------------
45                General unsecured claims                                         E                                 $5,265,259
                                                                                                         -----------------------

46                TOTAL PRE-PETITION LIABILITIES                                                                     $5,367,035
                                                                                                         -----------------------

47                TOTAL LIABILITIES                                                                                  $5,715,009
                                                                                                         -----------------------

      EQUITY (DEFICIT)

48                   Preferred Stock                                                                                    $80,000
                     ----------------------------------------------------------                          -----------------------
49                   Common Stock                                                                                       $28,846
                     ----------------------------------------------------------                          -----------------------
50                   Additional Paid-In Capital                                                                     $18,461,441
                     ----------------------------------------------------------                          -----------------------
51                   Accumulated Deficit                                                                           ($21,129,367)
                     ----------------------------------------------------------                          -----------------------
52            Market value adjustment                                                                                  ($34,743)
                                                                                                         -----------------------
53                TOTAL EQUITY (DEFICIT)                                                                            ($2,593,823)
                                                                                                         -----------------------


54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                             $3,121,186
                                                                                                         =======================

                                                        SCHEDULES
                                                   (GENERAL BUSINESS CASE)
                                                       ($         )
                                                          --------

                                                         SCHEDULE A
                                              ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                    ACCOUNTS          ACCOUNTS PAYABLE
Receivables and Payables Ageings                                   RECEIVABLE         [POST PETITION]           POST PETITION DEBT
                                                                   ----------         ---------------           ------------------
   0 -30 Days
                                                                 ----------------    -------------------  ---
   31-60 Days
                                                                 ----------------    -------------------
   61-90 Days                                                                                                                   $0
                                                                 ----------------    -------------------     ---------------------
   91+ Days
                                                                 ----------------    -------------------  ---
   Total accounts receivable/payable                                          $0                     $0
                                                                 ----------------    ===================
   Allowance for doubtful accounts
                                                                 ----------------
   Accounts receivable (net)                                                  $0
                                                                 ================

                                                         SCHEDULE B
                                               INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                            COST OF GOODS SOLD
----------------------------------                            ------------------
                                         INVENTORY(IES)       Inventory Beginning of Month
                                           BALANCE AT                                                   -----------------------
                                          END OF MONTH        Add -
                                          ------------
Retail/Restaurants -                                                  Net purchases
                                                                                                        -----------------------
   Product for resale                                                 Direct labor
                                      ---------------------                                             -----------------------
                                                                      Manufacturing overhead
                                                                                                        -----------------------
Distribution -                                                        Freight in
                                                                                                        -----------------------
   Product for resale                                                 Other:
                                      ---------------------

                                                                      ------------------------          -----------------------
Manufacturer -
                                                                      ------------------------          -----------------------
   Raw materials
                                      ---------------------
   Work-in-progress                                           Less -
                                      ---------------------
   Finished goods                                                     Inventory End of Month
                                      ---------------------                                             -----------------------
                                                                      Shrinkage
                                                                                                        -----------------------
Other -                                                               Personal Use
                                      ---------------------                                             -----------------------
   Explain
            -----------------------
                                                              Cost of Goods Sold                                          $0
   --------------------------------                                                                     =======================

        TOTAL                                           $0
                                      =====================

METHOD OF INVENTORY CONTROL                                          INVENTORY VALUATION METHODS
---------------------------                                          ---------------------------
Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory valuation used.
                       Yes             No
                           ---            ---
How often do you take a complete physical inventory?                 Valuation methods -
                                                                             FIFO cost
                                                                                                     -------------------
   Weekly                                                                    LIFO cost
                           ---                                                                       -------------------
   Monthly                                                                   Lower of cost or
                           ---
   Quarterly                                                                     market
                           ---                                                                       -------------------
   Semi-annually                                                             Retail method
                           ---                                                                       -------------------
   Annually
                           ---
                                                                             Other -
                                                                                                     -------------------
Date of last physical inventory was          Unknown                             Explain
                                             ---------------------

                                                                                 ----------------------------------------------
Date of next physical inventory is           N/A
                                             ---------------------               ----------------------------------------------

                                                                 SCHEDULE C
                                                                REAL PROPERTY

DESCRIPTION                                                                           COST                    MARKET VALUE
-----------                                                                           ----                    ------------
None
-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------
     TOTAL                                                                                       $0                            $0
                                                                                ===================       =======================


                                                                SCHEDULE D
                                                         OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                                   COST                    MARKET VALUE
-----------                                                                                   ----                    ------------
MACHINERY & EQUIPMENT -
-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------
     TOTAL                                                                                      $0                            $0
                                                                                ===================       =======================

FURNITURE & FIXTURES -

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------
     TOTAL                                                                                      $0                            $0
                                                                                ===================       =======================

OFFICE EQUIPMENT -

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------
     TOTAL                                                                                      $0                            $0
                                                                                ===================       =======================

LEASEHOLD IMPROVEMENTS -

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------
     TOTAL                                                                                      $0                            $0
                                                                                ===================       =======================

VEHICLES -

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------

-------------------------------------------------------------------             -------------------       -----------------------
     TOTAL                                                                                      $0                            $0
                                                                                ===================       =======================


                                                         SCHEDULE E
                                                  PRE-PETITION LIABILITIES
                                                                                      CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                           AMOUNT                    AMOUNT (b)
-------------------------------------------                                           ------                    ----------
   Secured claims  (a)
                                                                                -------------------       -----------------------
   Priority claims other than taxes
                                                                                -------------------       -----------------------
   Priority tax claims                                                                    $101,776
                                                                                -------------------       -----------------------
   General unsecured claims                                                             $5,265,259
                                                                                -------------------       -----------------------

   (a)      List total amount of claims even if under secured.

   (b)      Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed
            Amount and $3,000,000 as the Allowed Amount.

                                                  SCHEDULE F
                                           RENTAL INCOME INFORMATION
                                   Not Applicable to General Business Cases.

                                              STATEMENT OF OPERATIONS
                                              (GENERAL BUSINESS CASE)

                                  FOR THE MONTH ENDED         March, 2000
                                                          ---------------------
                                             $
                                                ---------------

             CURRENT MONTH                                                                            CUMULATIVE     NEXT MONTH
-------------------------------------                                                               (CASE TO DATE)   FORECAST
  ACTUAL       FORECAST     VARIANCE                                                                --------------   --------
  ------       -------      --------
                                             REVENUES
                                  $0       1  Gross Sales                                                 $7,000
----------    ---------    ----------                                                                ------------    ---------
                                  $0       2  less: Sales Returns & Allowances
----------    ---------    ----------                                                                ------------    ---------
                                  $0       3  Net Sales                                                   $7,000           $0
----------    ---------    ----------                                                                ------------    ---------
                                  $0       4  less: Cost of Goods Sold      (Schedule 'B')               $68,271
----------    ---------    ----------                                                                ------------    ---------
                                  $0       5  Gross Profit                                              ($61,271)          $0
----------    ---------    ----------                                                                ------------    ---------
                                  $0       6  Interest                                                       $92
----------    ---------    ----------                                                                ------------    ---------
                                           7  Other Income:
                                  $0       8  Miscellaneous                                               $4,340
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0       9  Insurance Settlement                                      $130,000
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------

       $0           $0            $0      10      TOTAL REVENUES                                         $73,161           $0
----------    ---------    ----------                                                                ------------    ---------


                                             EXPENSES
                                  $0      11  Compensation to Owner(s)/Officer(s)
----------    ---------    ----------                                                                ------------    ---------
                                  $0      12  Salaries/Commissions
----------    ---------    ----------                                                                ------------    ---------
                                  $0      13  Management Fees
----------    ---------    ----------                                                                ------------    ---------
                                  $0      14  Depreciation
----------    ---------    ----------                                                                ------------    ---------
                                  $0      15  Taxes:
----------    ---------    ----------                                                                ------------    ---------
                                  $0      16     Employer Payroll Taxes
----------    ---------    ----------                                                                ------------    ---------
                                  $0      17     Real Property Taxes
----------    ---------    ----------                                                                ------------    ---------
                                  $0      18     Other Taxes                                              $2,303
----------    ---------    ----------                                                                ------------    ---------
                                  $0      19  Other Selling
----------    ---------    ----------                                                                ------------    ---------
                                  $0      20  Other Administrative                                        $2,587
----------    ---------    ----------                                                                ------------    ---------
                                  $0      21  Write-off Investment Subs                                 $112,618
----------    ---------    ----------                                                                ------------    ---------
                                          22  Other Expenses:
                                  $0      23  Storage Rental                                              $6,045
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      24  Accounting                                                  $1,510
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      25  Press Release                                                 $725
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      26  Telecommunications                                          $5,015
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
     $677                      ($677)     27  SEC Reporting                                              $11,703
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      28  Litigation Costs                                            $1,193
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      29  Write-off of Accounts Receivable                           $55,156
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      30  Writedown of Notes Receivable                           $2,000,000
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------

     $677           $0         ($677)     31      TOTAL EXPENSES                                      $2,198,855           $0
----------    ---------    ----------                                                                ------------    ---------

    ($677)          $0         ($677)     32 SUBTOTAL                                                ($2,125,694)          $0
----------    ---------    ----------                                                                -------------   ---------

                                             REORGANIZATION ITEMS
  $18,660                   ($18,660)     33  Professional Fees                                         $440,300
----------    ---------    ----------                                                                ------------    ---------
                                  $0      34  Provisions for Rejected Executory Contracts
----------    ---------    ----------                                                                ------------    ---------
                                              Interest Earned on Accumulated Cash
                                  $0      35      Resulting from Chp 11 Case
----------    ---------    ----------                                                                ------------    ---------
                                  $0      36  Gain or (Loss) from Sale of Equipment                       $4,592
----------    ---------    ----------                                                                ------------    ---------
                                  $0      37  US Trustee Fees                                             $3,250
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------
                                  $0      38  Loss from Sale of Investments                             $220,000
----------    ---------    ----------         ---------------------------------------------------    ------------    ---------

  $18,660           $0      ($18,660)     39      TOTAL REORGANIZATION ITEMS                            $658,958           $0
----------    ---------    ----------                                                                ------------    ---------

 ($19,337)          $0      ($19,337)     40  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($2,784,652)          $0
---------    ---------    ----------                                                                 ------------    ---------
                                  $0      41  Federal & State Income Taxes
----------    ---------    ----------                                                                ------------    ---------

 ($19,337)          $0      ($19,337)     42  NET PROFIT (LOSS)                                       ($2,784,652)         $0
==========    =========    ==========                                                                =============   =========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

                           SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                                       (GENERAL BUSINESS CASE)

                              FOR THE MONTH ENDED      March, 2000
                                                  ----------------------



CASH BALANCE BEGINNING OF MONTH                                                                                          $121,863
                                                                                                            ----------------------

CASH RECEIPTS  (1)                                                                                                             $0
                                                                                                            ----------------------

CASH DISBURSEMENTS  (1)                                                                                                      $677
                                                                                                            ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                          ($677)
                                                                                                            ----------------------

CASH BALANCE END OF MONTH                                                                                                $121,186
                                                                                                            ======================


RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------
                                                               ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                               ---------                ---------                 ---------
BANK                                                     Wells Fargo               Mallesons Stephen        Murray & Murray
                                                         ----------------------    ---------------------    ----------------------
ACCOUNT TYPE                                             Checking                  Trust Account            Trust Account
                                                         ----------------------    ---------------------    ----------------------
ACCOUNT NO.                                              0114-458243
                                                         ----------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                          General                   Litigation Trust         Deposit Trust
                                                         ----------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                                  $70,013                  $26,173                   $25,000
                                                         ----------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                  $121,186
                                                         ======================


(1) Excluding bank transfers between your accounts.